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tmngglobal

CONTACT:

Brainerd Communicators

Ray Yeung / Jo Anne Barrameda (Media)

yeung@braincomm.com / barrameda@braincomm.com

Corey Kinger (Investors)

kinger@braincomm.com

212.986.6667

TMNG GLOBAL ANNOUNCES 1-FOR-5 REVERSE STOCK SPLIT

Overland Park, KS – February 5, 2010 – TMNG Global (NASDAQ: TMNG) announced today that it will effect a one-for-five reverse stock split of the Company’s common stock effective on February 7, 2010. Trading of TMNG's common stock on the NASDAQ Global Market on a split-adjusted basis will begin at the open of trading on February 8, 2010.

TMNG's shares will continue to trade on the NASDAQ Global Market under the symbol “TMNG” with the letter “D” added to the end of the trading symbol for a period of 20 trading days to indicate that the reverse stock split has occurred. As a result of the reverse stock split, every five shares of TMNG's common stock issued and outstanding immediately prior to the effective date will be combined into one share of common stock. Fractional shares resulting from the Reverse Stock Split will be cancelled and the stockholders otherwise entitled to a fractional share will receive a cash payment in lieu of the fractional share.

Letters of transmittal are expected to be sent to stockholders shortly after the effectiveness of the reverse stock split. Additional information about the reverse stock split is contained in the Company’s proxy statement for the Special Meeting of Stockholders held on January 21, 2010, which was filed with the SEC on December 14, 2009.

About TMNG Global

TMNG Global (NASDAQ: TMNG) is a leading provider of professional services to the converging communications industry. Its companies, TMNG, CSMG, and Cartesian, and its base of over 500 consultants, have provided strategy, management, and technical consulting, as well as products and services, to more than 1200 communications service providers, entertainment, media, and technology companies and financial services firms worldwide.  The company is headquartered in Overland Park, Kansas, with offices in Boston, Chicago, London, New Jersey, New York, Shanghai and Washington, D. C.

Cautionary Statement Regarding Forward Looking Information

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including any statements contained herein regarding expectations with respect to the Company’s future business, financial condition and results of operations. Forward-looking statements are subject to known and unknown risks, uncertainties, and contingencies, many of which are beyond the Company’s control, which may cause actual results, performance, or achievements to differ materially from those projected or implied in such forward-looking statements. Factors that might affect actual results, performance, or achievements include, among other things, the continued listing of the Company's common stock on Nasdaq, the ability of the Company to successfully integrate recent acquisitions, conditions in the telecommunications industry, overall economic and business conditions (including the recent worsening of conditions in the credit markets and in general economic conditions), the demand for the Company’s services (including the recent slowing of client decisions on proposals and project opportunities along with scope reduction of existing projects), the level of cash and non-cash expenditures incurred by the Company, technological advances and competitive factors in the markets in which the Company competes, and the factors described in this press release and in TMNG Global’s filings with the Securities and Exchange Commission, including the risks described in TMNG Global’s periodic reports filed with the SEC, including, but not limited to, “Cautionary Statement Regarding Forward Looking Information” under Part I of its Annual Report on Form 10-K for the fiscal year ended January 3, 2009 and subsequent periodic reports containing updated disclosures of such risks. These filings are available at the SEC’s web site at www.sec.gov. TMNG Global does not intend to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances.

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